HARDING, LOEVNER FUNDS, INC.

POWER OF ATTORNEY

Each of the undersigned directors of Harding, Loevner Funds, Inc. (the ‘‘Fund’’) hereby constitutes and appoints each of Richard Reiter, Lori Renzulli, Charles Todd, Owen Meacham, and Shanna Palmersheim his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and with full power to sign for him or her, in his or her name and in any and all capacities, any amendments to the Fund’s registration statement on Form N-1A, and all instruments or documents necessary or desirable in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name on this 1st day of December, 2010.

Signature	Title	Signature	Title

/s/ David R. Loevner David R. Loevner	President and Director	Charles Freeman	Director

Jennifer M. Borggaard	Director	Jane A. Freeman	Director

William E. Chapman, II	Director	Samuel R. Karetsky	Director

R. Kelly Doherty	Director	Eric Rakowski	Director

HARDING, LOEVNER FUNDS, INC.

POWER OF ATTORNEY

Each of the undersigned directors of Harding, Loevner Funds, Inc. (the ‘‘Fund’’) hereby constitutes and appoints each of Richard Reiter, Lori Renzulli, Charles Todd, Owen Meacham, and Shanna Palmersheim his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and with full power to sign for him or her, in his or her name and in any and all capacities, any amendments to the Fund’s registration statement on Form N-1A, and all instruments or documents necessary or desirable in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name on this 1st day of December, 2010.

Signature	Title	Signature	Title

David R. Loevner	President and Director	Charles Freeman	Director

/s/ Jennifer M. Borggaard Jennifer M. Borggaard	Director	Jane A. Freeman	Director

William E. Chapman, II	Director	Samuel R. Karetsky	Director

R. Kelly Doherty	Director	Eric Rakowski	Director

HARDING, LOEVNER FUNDS, INC.

POWER OF ATTORNEY

Each of the undersigned directors of Harding, Loevner Funds, Inc. (the ‘‘Fund’’) hereby constitutes and appoints each of Richard Reiter, Lori Renzulli, Charles Todd, Owen Meacham, and Shanna Palmersheim his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and with full power to sign for him or her, in his or her name and in any and all capacities, any amendments to the Fund’s registration statement on Form N-1A, and all instruments or documents necessary or desirable in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name on this 26th day of November, 2010.

Signature	Title	Signature	Title

David R. Loevner	President and Director	Charles Freeman	Director

Jennifer M. Borggaard	Director	Jane A. Freeman	Director

/s/ William E. Chapman, II William E. Chapman, II	Director	Samuel R. Karetsky	Director

R. Kelly Doherty	Director	Eric Rakowski	Director

HARDING, LOEVNER FUNDS, INC.

POWER OF ATTORNEY

Each of the undersigned directors of Harding, Loevner Funds, Inc. (the ‘‘Fund’’) hereby constitutes and appoints each of Richard Reiter, Lori Renzulli, Charles Todd, Owen Meacham, and Shanna Palmersheim his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and with full power to sign for him or her, in his or her name and in any and all capacities, any amendments to the Fund’s registration statement on Form N-1A, and all instruments or documents necessary or desirable in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name on this 1st day of December, 2010.

Signature	Title	Signature	Title

David R. Loevner	President and Director	Charles Freeman	Director

Jennifer M. Borggaard	Director	Jane A. Freeman	Director

William E. Chapman, II	Director	Samuel R. Karetsky	Director

/s/ R. Kelly Doherty R. Kelly Doherty	Director	Eric Rakowski	Director

HARDING, LOEVNER FUNDS, INC.

POWER OF ATTORNEY

Each of the undersigned directors of Harding, Loevner Funds, Inc. (the ‘‘Fund’’) hereby constitutes and appoints each of Richard Reiter, Lori Renzulli, Charles Todd, Owen Meacham, and Shanna Palmersheim his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and with full power to sign for him or her, in his or her name and in any and all capacities, any amendments to the Fund’s registration statement on Form N-1A, and all instruments or documents necessary or desirable in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name on this 1st day of December, 2010.

Signature	Title	Signature	Title

David R. Loevner	President and Director	/s/ Charles Freeman Charles Freeman	Director

Jennifer M. Borggaard	Director	Jane A. Freeman	Director

William E. Chapman, II	Director	Samuel R. Karetsky	Director

R. Kelly Doherty	Director	Eric Rakowski	Director

HARDING, LOEVNER FUNDS, INC.

POWER OF ATTORNEY

Each of the undersigned directors of Harding, Loevner Funds, Inc. (the ‘‘Fund’’) hereby constitutes and appoints each of Richard Reiter, Lori Renzulli, Charles Todd, Owen Meacham, and Shanna Palmersheim his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and with full power to sign for him or her, in his or her name and in any and all capacities, any amendments to the Fund’s registration statement on Form N-1A, and all instruments or documents necessary or desirable in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name on this 1st day of December, 2010.

Signature	Title	Signature	Title

David R. Loevner	President and Director	Charles Freeman	Director

Jennifer M. Borggaard	Director	/s/ Jane A. Freeman Jane A. Freeman	Director

William E. Chapman, II	Director	Samuel R. Karetsky	Director

R. Kelly Doherty	Director	Eric Rakowski	Director

HARDING, LOEVNER FUNDS, INC.

POWER OF ATTORNEY

Each of the undersigned directors of Harding, Loevner Funds, Inc. (the ‘‘Fund’’) hereby constitutes and appoints each of Richard Reiter, Lori Renzulli, Charles Todd, Owen Meacham, and Shanna Palmersheim his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and with full power to sign for him or her, in his or her name and in any and all capacities, any amendments to the Fund’s registration statement on Form N-1A, and all instruments or documents necessary or desirable in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name on this 1st day of December, 2010.

Signature	Title	Signature	Title

David R. Loevner	President and Director	Charles Freeman	Director

Jennifer M. Borggaard	Director	Jane A. Freeman	Director

William E. Chapman, II	Director	/s/ Samuel R. Karesky Samuel R. Karetsky	Director

R. Kelly Doherty	Director	Eric Rakowski	Director

HARDING, LOEVNER FUNDS, INC.

POWER OF ATTORNEY

Each of the undersigned directors of Harding, Loevner Funds, Inc. (the ‘‘Fund’’) hereby constitutes and appoints each of Richard Reiter, Lori Renzulli, Charles Todd, Owen Meacham, and Shanna Palmersheim his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, and with full power to sign for him or her, in his or her name and in any and all capacities, any amendments to the Fund’s registration statement on Form N-1A, and all instruments or documents necessary or desirable in connection therewith, and to file the same with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney may be signed in one or more counterparts, each of which individually shall be deemed to be an original and all of which taken together shall constitute one and the same power of attorney.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name on this 1st day of December, 2010.

Signature	Title	Signature	Title

David R. Loevner	President and Director	Charles Freeman	Director

Jennifer M. Borggaard	Director	Jane A. Freeman	Director

William E. Chapman, II	Director	Samuel R. Karetsky	Director

R. Kelly Doherty	Director	/s/ Eric Rakowski Eric Rakowski	Director